WARRANT LIABILITY	6 Months Ended
Jun. 30, 2026
Warrant Liability
WARRANT LIABILITY

NOTE 6 – WARRANT LIABILITY

Certain warrants were issued on November 2, 2022 and January 4, 2024, with an exercise price denominated in Canadian dollars rather than the functional currency of the Company – New Israeli Shekels (NIS). During the six months ended June 30, 2026, the balance of these warrants was exercised (see note 7(c)) and as such, as of June 30, 2026, there are no outstanding warrants accounted for as a liability.

The fair value of the warrants is determined by using an option pricing model that incorporates assumptions including share price, exercise price, expected volatility, expected life, risk-free interest rate and foreign exchange rates.

The Black-Scholes option pricing model was used to measure the warrant liability as of December 31, 2025 with the following assumptions (Level 3): volatility of 93%-110% using the historical prices of the Company, risk-free interest rate of 3.62%-4.45%, expected life of 2.00 years and exercise price of CAD$3.90-CAD$7.475.

Balance at December 31, 2025	$576
Warrant exercise	(576)
Revaluation at June 30, 2026	-
Balance at June 30, 2026	$-

Level 3 for the period ended on June 30, 2026:

For the three and six months ended June 30, 2026, the Company recorded a loss on revaluation of warrant liabilities in the amount of $Nil (for the three and six months ended June 30, 2025 - $4,135 and $3,735, respectively).

A2Z CUST2MATE SOLUTIONS CORP.

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2026

(Unaudited)

(Expressed in Thousands of US Dollars, except per share data)